Exhibit 99.1

November 30, 2020

CONTANGO ANNOUNCES SIGNING OF AGREEMENT TO ACQUIRE OILY, LOW DECLINE ASSETS IN BIG HORN, PERMIAN, AND POWDER RIVER BASINS

FORT WORTH, Nov. 30, 2020 (GLOBE NEWSWIRE) -- Contango Oil & Gas Company (NYSE American: MCF) (“Contango” or the “Company”) announced today that it has entered into an asset purchase agreement to acquire assets in the Big Horn, Permian, and Powder River Basins via a bank owned liquidation of assets.

HIGHLIGHTS

•	Acquisition of PDP heavy reserves for $58 million in cash, subject to customary purchase price adjustments, representing more than a 50% discount to producing reserve value(1)

•	Adds significant volumes of low-decline liquids production requiring minimal maintenance capital

•	Pro forma for the Mid-Con Energy merger and this acquisition, Contango’s net producing oil annual decline rate to drop to approximately 11% during 2021

•	Pro forma(2) for the Mid-Con Energy merger, these assets are expected to increase Contango’s reserve value by approximately 36%

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Unlevered payback period on these assets estimated to be 2.7 years at 11/27/20 strip. Long-lived, conventional asset package is expected to retain a majority of its value and production volumes through payout and continue to produce significant cash flow thereafter

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Significant potential for cash flow optimization through Contango’s proven ability to cut costs on acquired assets. Large scale assets will also provide future inventory of low-risk capital projects that we are currently evaluating

TRANSACTION DETAILS

The executed purchase and sale agreement provides that Contango will acquire approximately 7.5 Mboe/d of production (as of 8/1/20), approximately 18.3 Mmboe of PDP reserves (unaudited), and ~182,000 net acres (100% HBP) across the package for a total purchase price of $58 million subject to customary purchase price adjustments.

Production from the acquired assets is liquids weighted at >55% oil and NGLs, and the acreage is 100% held-by-production. The largest property in the package, the Elk Basin Field (Big Horn Basin), is a conventional asset which has been producing from multiple horizons for over 100 years. This field has produced in excess of 500 million barrels of oil since discovery with historic estimates of the OOIP in excess of 1.2 billion barrels. This field currently produces approximately 2 Mboe/d (87% oil and 100% liquids), having exhibited low single digit decline rates for several decades. The second largest asset in the portfolio, located on the Central Basin Platform and Northwest Shelf areas of the Permian Basin, currently produces 3.8 Mboe/d (40% oil and 59% liquids).

The transaction is expected to close December 31, 2020, and the effective date of the transaction will be August 1, 2020.

The closing of the transaction is subject to customary conditions, due diligence, confirmation of title, and finalization of documentation; however, closing is not conditioned upon satisfaction of any financing contingency. The Company intends to finance the purchase price with a combination of cash on hand, borrowings under its revolving credit facility and capital markets financing.

MANAGEMENT COMMENTARY

Wilkie S. Colyer, Contango’s Chief Executive Officer, said “We are extremely excited to acquire these oily, low decline assets at such an attractive valuation. This opportunity became actionable as a result of our proprietary pipeline of assets owned by non-natural owners, and our hope is that, as in this case, sellers view us as a solution provider as much as they do a counterparty in looking for a new home for stranded assets. Contango has existing operations in the Big Horn, Permian, and Powder River Basins, and we believe we have the expertise to maximize the value of these mature conventional assets via our technical staff formerly at Mid-Con Energy. This is another step for us in consolidating upstream assets in a difficult environment for the industry as a whole. We will continue to be on the look out for transactions accretive to our shareholders, defined as ones which increase intrinsic value per share, whether they be cash purchases, M&A, reorganizations, or distressed debt acquisitions in what continues to be a target rich environment for us.”

(1)	Value of producing reserves as of November 1, 2020, as calculated by MCF using seller provided unaudited reserves information and 8/4/2020 Nymex strip pricing.
(2)

Pro forma proved reserves of $364.6mm after the Mid-Con merger. These pro forma proved reserves for MCF and MCEP Combined are as of 12/31/2019 using strip pricing as of 8/4/2020 and exclude reserves associated with MCF’s ~37% interest in Exaro. The properties subject to this pending acquisition have an estimated $130.3mm in proved reserves value, as set forth in footnote 1 above, which results in an approximate 36% increase in proved reserves value over pro forma Combined MCF and MCEP.

Teleconference Call

Contango management will hold a conference call to discuss the information described in this press release on Monday, November 30, 2020 at 3:30 pm Central Standard Time. A brief presentation related to certain items to be discussed on the call will be posted to the Company’s website at ir.contango.com prior to the call. Those interested in participating in the conference call may do so by clicking here to join and entering your information to be connected. The link becomes active 15 minutes prior to the scheduled start time, and the conference will call you. If you are not at a computer, you can join by dialing 1-800-309-1256, (International 1-323-347-3622) and entering participation code 538266. A replay of the call will be available Monday, November 30, 2020 at 6:30 pm CDT through Monday, December 21, 2020 at 7:00 pm CDT by clicking here.

About Contango Oil & Gas Company

Contango Oil & Gas Company is a Houston, Texas based, independent oil and natural gas company whose business is to maximize production and cash flow from its offshore properties in the shallow waters of the Gulf of Mexico and onshore properties in Texas, Oklahoma, Louisiana and Wyoming and, when determined appropriate, to use that cash flow to explore, develop, and increase production from its existing properties, to acquire additional PDP-heavy crude oil and natural gas properties or to pay down debt. Additional information is available on the Company’s website at http://contango.com. Information on our website is not part of this release.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed merger (the “Proposed Merger”). The Proposed Merger will be submitted to Contango’s shareholders and Mid-Con’s unitholders for their consideration. Contango and Mid-Con intend to file a preliminary consent statement/proxy statement/prospectus (the “Consent Statement/Proxy Statement/Prospectus”) with the Securities and Exchange Commission (the “SEC”) in connection with the Partnership Unitholder Approval and the Contango Shareholder Approval (each as defined in the Merger Agreement) in connection with the Proposed Merger. Contango intends to file a registration statement on Form S-4 (the “Form S-4”) with the SEC, in which the Consent Statement/Proxy Statement/Prospectus will be included as a prospectus. Contango and Mid-Con also intend to file other relevant documents with the SEC regarding the Proposed Merger. After the Form S-4 is declared effective by the SEC, the definitive Consent Statement/Proxy Statement/Prospectus will be mailed to Contango’s shareholders and Mid-Con’s unitholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SHAREHOLDERS OF CONTANGO AND INVESTORS AND UNITHOLDERS OF MID-CON ARE URGED TO READ THE DEFINITIVE CONSENT STATEMENT/PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Consent Statement/Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by Contango or Mid-Con with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from Contango at www.contango.com or by directing a request to Contango’s Investor Relations Department at investorrelations@contango.com or free of charge from Mid-Con at www.mceplp.com or by directing a request to Mid-Con’s Investor Relations Department at MSA.OwnerRelations@Contango.com.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

Contango, Mid-Con and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Mid-Con Acquisition. Information regarding Contango’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual

Meeting of Shareholders, filed with the SEC on April 28, 2020 and in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 20, 2020. Information regarding Mid-Con’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020 and its Current Reports on Form 8-K, filed with the SEC on June 10, 2020 and August 6, 2020. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4, the Consent Statement/Proxy Statement/Prospectus and other relevant materials relating to the Mid-Con Acquisition to be filed with the SEC when they become available. Shareholders, unitholders, potential investors and other readers should read the Consent Statement/Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements and Cautionary Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on Contango’s current expectations and include statements regarding our estimates of future production and other guidance (including information regarding production, asset potential and cost reductions), the Company’s pending acquisition of the oil and gas properties and the timing and benefits therefrom, the Company’s pending acquisition of Mid-Con, the pro forma profile of the Company after giving effect to both acquisitions, the Company’s drilling program and capital expenditures, our liquidity and access to capital, expected reduction in overall drilling costs, the potential impact of the COVID-19 pandemic including reduced demand for oil and natural gas, the low and volatile commodity price environment, the impact of our derivative instruments, the accuracy and use of technical information and staff, the accuracy of our projections of future production, future results of operations, ability to identify and complete acquisitions and other strategic opportunities, ability to realize expected benefits of acquisitions the quality and nature of the asset base, our outlook in the current industry downturn, the assumptions upon which estimates are based (including those regarding assets we do not yet own), beliefs, plans, objectives, assumptions, strategies or statements about future events or performance. Words and phrases used to identify our forward-looking statements include terms such as “guidance”, “expects”, “projects”, “anticipates”, “believes”, “plans”, “estimates”, “potential”, “possible”, “probable”, “intends”, “forecasts”, “view”, “efforts”, “goal”, “positions” or words and phrases stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. Statements concerning oil and gas reserves also may be deemed to be forward-looking statements in that they reflect estimates based on certain assumptions that the resources involved can be economically exploited. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); risks relating to the Company’s pending acquisitions of oil and gas properties and of Mid-Con, including the risk that the acquisitions will not be completed on the timeline or terms currently contemplated, that the businesses will not be integrated successfully, that the cost savings, synergies and growth from the acquisitions may not be fully realized or may take longer to realize than expected, and that management attention will be diverted to transaction-related issues; potential liability resulting from litigation related to the Mid-Con acquisition; the risk that transaction costs for the acquisitions may be higher than anticipated; the effect of our pending acquisitions (or announcement thereof) or financing thereof on our stock price or Mid-Con’s unit price; uncertainties as to the availability and cost of financing; our relationships with lenders; our ability to comply with financial covenants in our debt instruments, repay indebtedness and access new sources of indebtedness and/or provide additional liquidity for future capital expenditures; any reduction in our borrowing base and our ability to avoid or repay excess borrowings as a result of such reduction; our ability to execute on our strategy, including execution of acquisitions, any changes in our strategy or our fee for service offering; fluctuations in or sustained low commodity prices; availability and effect of storage of production; expected benefits of and risks associated with derivative positions; our ability to realize cost savings; our ability to execute on and realize expected value from acquisitions and to complete strategic dispositions of assets and realize the benefits of such dispositions; the need to take impairments on properties due to lower commodity prices; the limited trading volume of our common stock and general trading market volatility; outbreaks and pandemics, even outside our areas of operation, including COVID-19 and the resulting economic slowdown, governmental actions, stay-at-home orders, and other interruptions to our operations; the ability of our management team to execute its plans or to meet its goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; the possibility that government policies may change or governmental approvals may be delayed or withheld; and the other factors discussed in our reports filed or furnished with the SEC, including under the “Risk Factors” heading in our annual report on Form 10-K for the year ended December 31, 2019 and our quarterly reports on Form 10-Q filed with the SEC. Additional information on these and other factors, many of which may be unknown or unpredictable at this time, which could affect Contango’s operations or financial results are included in Contango’s reports on file with the SEC. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements speak only as of the date they were made and are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change, except as required by law. Production rates are subject to decline over time and should not be regarded as reflective of sustained production levels. Pro forma information represents expectations based on current information and expected benefits of any transaction are not necessarily indicative of future or long-term results. Original oil in place, producing reserves, past production performance and PV-10 are not necessarily representative of future cash flows and production, which may be materially less. This release shall not constitute an offer to sell, or a solicitation of an offer to buy, any securities.

Contact:

Contango Oil & Gas Company

Farley Dakan – 817-502-6254

President